SCHEDULE 14A INFORMATION

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PNC Funds

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VOTING REBUTTALS

WHY do I need to vote?	We want to ensure that all shares are represented at the upcoming meeting. If the meeting is adjourned, it will have to be rescheduled and the materials re-mailed. The Fund’s board has recommended you vote ‘FOR’ the proposals (etc)…
I have ALREADY VOTED. I SENT IN my proxy card.

Currently your vote is not recorded in the system. I’d be happy to reconfirm your vote now so that it will be recorded immediately, and send you a written confirmation.

The Fund’s board has recommended you vote ‘FOR’ the proposal (etc.)…

I WILL VOTE on-line.

That’s fine. Keep in mind that the materials contain a CONTROL NUMBER that you will need to cast your vote online. Or, I can record your vote right now so it is accounted for at the meeting.

The Fund’s board has recommended a vote ‘FOR’ the proposals, (etc)...

I think I’ll ABSTAIN from voting.	Are you saying that you wish to cast an ‘ABSTAIN’ vote*, or that you do not wish to vote at all? *[‘Abstain from voting’ means they do not wish to vote at all. You must always clarify.]
I WILL NOT vote. I am NOT INTERESTED.	I understand you don’t wish to vote at this time, please remember your vote is very important and your time is appreciated. Thank you and have a good day.
I already SOLD my shares.

I understand. However, as of the record date you were still a shareholder and you are still eligible to take part in the upcoming shareholders meeting. The Fund’s board is recommending you vote ‘FOR’...

What do you mean by RECORD DATE?

It is the date set by the Company/Fund—a cut-off date—on which a shareholder must be recorded as an owner of shares in order to be eligible to vote. The Fund’s board is recommending you vote ‘FOR’…

UNDECIDED

How do you SUGGEST I vote?	I am not authorized to advise you how to vote, but I can tell you that the Fund’s board recommends you vote ‘FOR’ the proposals. Would you like to vote with the Fund’s board’s recommendation?
I HAVEN’T DECIDED how to vote.	I would be happy to review the meeting agenda with you right now. It will only take a few moments…
Can you CALL ME BACK?	Of course. You can also call us back at our 800 number when you are ready to cast your vote by phone.
I have NOT RECEIVED material. Can you REMAIL MATERIAL? I have NOT REVIEWED material.

I would be happy to review the meeting agenda with you right now. It will only take a few moments…

I’d rather REVIEW MATERIALS MYSELF (or with advisor, etc.).

I understand. We can email you the material within 24 hours. What is your email address?

[If NO EMAIL, confirm their mailing address. We CANNOT FAX!]

Please review the material and contact us with any questions you may have. At that time we can record your voting instructions by phone. Please take down this 800 number…

My BROKER / FINANCIAL ADVISOR usually handles this.

You can give authorization for your broker/financial advisor to vote on your behalf. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The Fund’s board is recommending you vote FOR the proposals….

PNC Funds

Special Meeting of Shareholders

Record Date: August 7, 2019

Mail Date: Sept. 26, 2019

Meeting Date, Time & Location:

November 5th, 2019 @ 11 am Eastern Time

1 East Pratt Street – 5th Fl.

Baltimore, MD 21201

Inbound: 855-486-7907

PNC FUNDS: 800-690-6903

See last page for cusips

Proposals

1.	Approve Plan of Reorganization

The Board recommends that you vote in FAVOR of the proposal

Proposal 1

Board of Trustees of PNC Funds (the “Board”) has approved a proposed reorganization where each PNC Fund reorganizes into a corresponding Federated fund with [generally substantially similar investments objectives and strategies] [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investments objectives and strategies”]. Each of the PNC Funds is required to obtain shareholders’ votes for the approval of the proposed reorganization. As a shareholder of record as of August 7, 2019, you have a right to vote on the proposed reorganization.

If the plan of reorganization is approved, your investment in [their Fund and Share class of their investment in PNC Funds] will be reorganized into [use the chart below to indicate how their investment(s) will reorganize]:

If you own shares of:	You will receive shares of:
PNC Emerging Markets Equity Fund* Class A Class I Class R6	Federated Emerging Markets Equity Fund Institutional Shares Institutional Shares Institutional Shares

PNC International Equity Fund Class A Class C Class I Class R6	Federated International Equity Fund Class A Class C Institutional Shares Class R6

PNC International Growth Fund* Class A Class I Class R6	Federated International Growth Fund Institutional Shares Institutional Shares Institutional Shares

PNC Multi-Factor Large Cap Value Fund Class A Class C Class I	Federated MDT Large Cap Value Fund Class A Class C Institutional Shares

PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

*Prior to the consummation of the Reorganization, all shares of Class A and Class R6 of the PNC Fund will be converted into Class I of the same PNC Fund. Class I shares of the PNC Fund will then be exchanged for Institutional Shares of the corresponding Federated Fund.

Assuming shareholder approval is obtained, the Reorganization with respect to each PNC Fund, is currently expected to occur after the close of business on or about November 15, 2019.

[if a shareholder of PNC Multi-Factor Large Cap Value Fund:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally similar investment strategy through a reorganization, which is expected to be tax-free, of their PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

[if a shareholder of PNC Emerging Markets Equity Fund, PNC International Equity Fund, or PNC International Growth Fund:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization, which is expected to be tax-free, of their PNC Fund into a comparable Federated Fund; and (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience.

[all other funds:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization, which is expected to be tax-free, of their PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

The Board recommends that you vote in favor of the proposal because it believes that each Reorganization is in the best interest of each PNC Fund.